UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 14, 2020

Date of Report (Date of earliest event reported)

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

(833) 452-4825

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Kaival Brands Innovations Group, Inc.

Form 8-K

Item 2.02.    Results of Operations and Financial Condition

On September 14, 2020, Kaival Brands Innovations Group, Inc. issued a press release announcing the results for its quarterly period ending July 31, 2020. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of Kaival Brands Innovations Group, Inc., dated September 14, 2020 for the quarterly period ending July 31, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

KAIVAL BRANDS INNOVATIONS GROUP, INC.

Dated: September 14, 2020	By:	/s/ Nirajkumar Patel
Nirajkumar Patel, Chief Executive Officer, Chief Financial Officer, and Director

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